Supplement Dated Nov. 21, 2003*
 to the Prospectus Dated Oct. 30, 2003 of American Express(R) Variable Portfolio
                            Funds S-6466-99 V (10/03)



The following revision applies to the "Fees and Expenses" section of the prospectus:

Effective Dec. 1, 2003, American Express Financial Corporation (AEFC) has agreed to waive certain fees and reimburse expenses until Aug. 31, 2004 for AXP Variable Portfolio - Partners Small Cap Value Fund. Under this agreement, total expenses will not exceed 1.39% of Fund average daily net assets.



S-6466-38 A (11/03)

* Valid until October 30, 2004.